UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 3, 2025
NAUTICUS ROBOTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40611	87-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17146 Feathercraft Lane, Suite 450, Webster, TX 77598
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 942-9069
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information in Item 5.03 of this Current Report on Form 8-K (this “Report”) related to the issuance of the Series C Preferred Stock (as defined below) is incorporated by reference herein.

Item 3.02 Unregistered Sale of Equity Securities.

The information in Item 5.03 of this Report related to the issuance of the Series C Preferred Stock is incorporated by reference herein.

The exchanges described herein were undertaken in reliance upon the exemptions from registration afforded by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Report nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 related to the Series C Certificate of Designation (as defined below) and Exhibit 3.1 is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed by the Company in its filings with the SEC, on December 3, 2025, the Company entered into the Amendment and Exchange Agreements (the “Exchange Agreements”), by and among the Company and certain institutional investors, pursuant to which such investors may exchange (collectively, the "Exchanges"), in one or more exchanges, portions of certain secured convertible term loans of the Company (the “Existing Convertible Securities”) and certain original issue discount senior secured convertible debentures due 2026 of the Company (the “Existing Debentures”, and together with the Existing Convertible Securities, the “Existing Securities”), into 3,814 shares of Series C preferred convertible stock (the “Series C Preferred Stock”), as set forth and subject to the terms and conditions in the Exchange Agreements, in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). On December 3, 2025, the Company filed a certificate of designations with respect to the Series C Preferred Stock with the Secretary of State of the State of Delaware, and the Company and three (3) institutional investors closed the Exchange. The Company issued 3,814 shares of Series C Preferred Stock to such investors.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
3.1	Certificate of Designations of Rights and Preferences of Series C Convertible Preferred Stock of Nauticus Robotics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2025	Nauticus Robotics, Inc.

	By:	/s/ John Symington
		Name:	John Symington
		Title:	General Counsel